UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 29, 2014
                Date of Report (Date of earliest event reported)

                                 Makism 3D Corp.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                         000-54222                 42-1771506
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                             Suite R, Bristol Court
                            Martlesham Business Park
                                     IP5 3RY
                                 United Kingdom
                    (Address of Principal Executive Offices)

                               011-44-01954-715030
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On August 29, 2014, Makism 3D Corp., a Nevada corporation (the "Company") issued a press release which contained a letter to shareholders. The letter provides an update on the Company's business. A copy of the letter is also posted on the Company's website.

A copy of the press release is attached hereto as Exhibit 99.1 and the full text of the press release is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                    Exhibit Description
-----------                    -------------------

   99.1              Press Release, dated August 29, 2014

The information contained in and accompanying this Current Report on Form 8-K with respect to Item 7.01 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K pursuant to Regulation FD. Accordingly, the information in Item 7.01 and Exhibit 99.1 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Portions of this report constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MAKISM 3D CORP.
                                      a Nevada corporation


September 2, 2014                     By: /s/ Luke Ruffell
                                          --------------------------------------
                                          Luke Ruffell
                                          Chief Executive Officer, President and
                                          Chairman of the Board


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